SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2008

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03               Material Modification to Rights of Security Holders

On July 3, 2008, the Registrant announced its intended reverse stock split of its outstanding Class A Subordinate Voting Stock (“Class A Stock”) and Class B Stock, utilizing a 1:20 consolidation ratio. The reverse stock split, which was approved at the annual and special meeting of shareholders of the Registrant held on May 6, 2008, became effective as of 12:01 a.m. on July 22, 2008.  As a result, each twenty shares of Class A Stock and Class B Stock have been combined and reclassified into one share of Class A Stock and Class B Stock, respectively, and the approximately 58.1 million outstanding shares of Class A Stock and 58.4 million outstanding shares of Class B Stock have been reduced to approximately 2.91 million shares of Class A Stock and 2.92 million shares of Class B Stock, respectively. The Registrant’s Class A Stock commenced trading on the Nasdaq Global Market under the symbol “MECAD” effective July 22, 2008 and will revert to “MECA” on Tuesday, August 19, 2008. The Registrant’s Class A Stock continues to trade on The Toronto Stock Exchange under the symbol, “MEC.A”. The Registrant’s Class B Stock is not publicly traded.

No fractional shares will be issued as a result of the reverse stock split. Registered shareholders otherwise entitled to a fractional share interest as a result of the reverse stock split will be entitled to a cash payment in lieu of the fractional interest. The amount of the cash payment will be equal to the product obtained by multiplying the fraction by the average closing price of the Registrant’s Class A Stock (as adjusted to reflect the reverse stock split) on the Nasdaq Global Market for the 4 trading days immediately prior to July 22, 2008.

The reverse stock split affects all shares of common stock, stock options and convertible securities of the Registrant outstanding prior to the effective time of the reverse stock split.

Item 7.01

On July 21, 2008, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 (including Exhibit 99.1) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated July 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

July 24, 2008	by:	/s/William G. Ford
William G. Ford,
Secretary